Exhibit 32.2

SECTION 1350 CERTIFICATION

I, Mark Cloutier, Executive Vice President and Chief Financial Officer of Penn Treaty American Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)     the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2007	/s/ Mark Cloutier
Mark Cloutier Executive Vice President and Chief Financial Officer